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                               THIRD AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SUSA PARTNERSHIP, L.P.


         This THIRD AMENDMENT, dated as of August 14, 1996, to the Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated as of September 21, 1994 (the "Partnership Agreement"), recites and provides as follows:

         A. Storage USA, Inc. ("Storage USA") is the general partner of SUSA Partnership, L.P. ("SUSA") and owns 4,960,692 units of general partnership interest in SUSA.

         B. Storage USA desires to convert 4,745,945 of such units into units of limited partnership interest in SUSA (the "Conversion Units") and to transfer the Conversion Units to Storage USA Trust, a Maryland business trust of which Storage USA is the sole beneficial owner (the "Trust").

         NOW, THEREFORE, pursuant to Article XI of the Partnership Agreement, Storage USA, as general partner of SUSA, amends the Partnership Agreement as follows:

         1. Section 7.01(b) is amended and restated in its entirety as follows:

                          (b) The General Partner agrees that it will at all times own at least 20% of the Partnership Interests, either directly or through a wholly-owned subsidiary that is a qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

         2. 4,745,945 units of general partnership interest in SUSA held by Storage USA as of the date hereof are converted into 4,745,945 units of limited partnership interest in SUSA.

         3. Upon the transfer to the Trust of the Conversion Units, the execution by the Trust of a counterpart of the Partnership Agreement and the delivery by the Trust to Storage USA of the documents referred to in Section 9.03(a)(iii) and (v) of the Partnership Agreement and Exhibit A to the Partnership Agreement shall be amended and restated to reflect the transfer of the Conversion Units to the Trust and the admission of the Trust as a Limited Partner.





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         IN WITNESS WHEREOF, Storage USA has caused this Second Amendment to be duly executed, as of the date first set forth above.

                                AS GENERAL PARTNER:

                                STORAGE USA, INC.


                                By:   /s/ THOMAS E. ROBINSON
                                   ------------------------------------------
                                  Thomas E. Robinson
                                  President and Chief Financial Officer